Exhibit 10.11

深圳科卫机器人科技有限公司

Shenzhen Kewei Robot Technology Co., Limited

和

And

卫安智能有限公司

Guardforce AI Co., Limited

卫安智能机器人服务(深圳)有限公司

Guardforce AI Robot Service (Shenzhen) Co., Limited

买卖协议

Sale and Purchase Agreement

关于七家科卫集团公司的股份

Relating to Shares of Seven Kewei Group Companies

目录

1.	定义DEFINITIONS	3
2.	买卖股份SALE AND PURCHASE OF SHARES	7
3.	商业行为CONDUCT OF BUSINESS	8
4.	知识产权INTELLECTUAL PROPERTY RIGHTS	10
5.	交割COMPLETION	11
6.	陈述、保证与承诺REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS	13
7.	交割后事项POST-COMPLETION MATTERS	16
8.	协议的独立性INDEPENDENCE OF AGREEMENT	16
9.	可分割性SEVERABILITY	17
10.	不弃权NO WAIVER	17
11.	完整性ENTIRE AGREEMENT	18
12.	保密CONFIDENTIALITY	18
13.	成本和费用COSTS AND EXPENSES	19
14.	成立及生效ESTABLISHMENT AND ENTRY INTO FORCE	19
15.	协议的终止TERMINATION OF AGREEMENT	21
16.	违约责任LIABILITY FOR BREACH OF CONTRACT	23
17.	法律适用及争议解决GOVERNING LAW AND DISPUTE RESOLUTION	23
18.	通知NOTICES	25
19.	其他MISCELLANEOUS	26
20.	附件及附表ANNEXES AND SCHEDULES	27
附表 1		28
SCHEDULE I		28
附表 2		32
SCHEDULE II		32

-i-

本协议(“协议”)于 2022 年5月24日由下列各方订立：

THIS AGREEMENT (“AGREEMENT”) is made on the date of May 24, 2022

BETWEEN:

(1)	深圳科卫机器人科技有限公司，根据中国法律成立，位于中国深圳市南山区沙河街道侨香路4068号智慧广场C栋2楼201(下称“卖方”或“深圳科卫”)；

(1)	Shenzhen Kewei Robot Technology Co., Limited, incorporated under the laws of China, located at Room 201, 2/F, Block C, Zhihui Plaza, Qiaoxiang Road 4068, Shahe Street, Nanshan, Shenzhen, China (hereinafter referred to as the “Vendor” or “Shenzhen Kewei”);

(2)	卫安智能有限公司，根据开曼群岛法律成立，位于Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands(下称“买方1”)；

(2)	Guardforce AI Co., Limited, incorporated under the laws of the Cayman Islands, located at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands (hereinafter referred to as the “Purchaser I”);

(3)	卫安智能机器人服务(深圳)有限公司，根据中国法律成立，位于中国深圳市南山区南头街道大汪山社区桃园东路1号西海明珠花园F座2016-3(下称“买方2”，买方1及买方2合称为“买方”)；和

(3)	Guardforce AI Robot Service (Shenzhen) Co., Limited, incorporated under the laws of China, located at 2016-3, Block F, West Ocean Pearl Garden, No. 1 Taoyuan East Road, Dawangshan Community, Nantou Street, Nantou District, Shenzhen, China (hereinafter referred to as the “Purchaser II”, Purchaser I and Purchaser II collectively referred to as the “Purchasers”); and

(4)	北京科卫安机器人技术有限公司，重庆科卫机器人技术有限公司, 海南科卫机器人科技有限公司,天津科卫机器人科技有限公司, 广西科卫机器人科技有限公司, 福州科卫机器人科技有限公司,上海南晓科卫智能科技有限公司,七家公司均根据中国法律成立(下称“公司”，详细信息见附表1)。

(4)	Beijing Keweian Robot Technology Limited, Chongqing Kewei Robot Technology Limited，Hainan Kewei Robot Technology Limited，Tianjin Kewei Robot Technology Limited，Guangxi Kewei Robot Technology Limited，Fuzhou Kewei Robot Technology Limited，Shanghai Nanxiao Kewei Intelligent Technology Limited, seven companied all incorporated under the laws of China (hereinafter referred to as the “Companies”, whose particulars are set out in Schedule I).

鉴于：

WHEREAS:

(A)	买方2是买方1的间接全资控股子公司。买方1拟通过买方2或买方1指定的其他关联方购买公司的100%已认缴股本。

(A)	Purchaser II is an indirect wholly-owned subsidiary of Purchaser I。 Purchaser I intends to purchase 100% of the Companies’ subscribed share capital through Purchaser II or other related party designated by Purchaser I.

(B)	截至本协议签署日，卖方及公司均确认卖方实益拥有公司100%已认缴股本。卖方直接持有(经登记的)北京科卫安机器人技术有限公司，重庆科卫机器人技术有限公司,海南科卫机器人科技有限公司,天津科卫机器人科技有限公司,广西科卫机器人科技有限公司,福州科卫机器人科技有限公司六家公司的100%股份及上海南晓科卫智能科技有限公司77.97%股份；并且，上海南晓科卫智能科技有限公司(下称“上海科卫”)的剩余22.03%股份：史立(持股比例9.03%)、李惠英(持股比例2%)、西藏瑞东鹰鸟投资合伙企业(有限合伙)(持股比例1%)已分别签署以及上海伍铭钰慧管理咨询合伙企业(有限合伙)(持股比例10%)已由其执行事务合伙人熊预国代表其签署(因上海新冠疫情原因上海伍铭钰慧管理咨询合伙企业(有限合伙)暂未能用印)股权转让协议，将上海科卫的剩余共计22.03%股份转让给卖方(因上海新冠疫情原因暂未能完成剩余22.03%股份相关的转股登记)。

(B)	As of the date of this Agreement, both the Vendor and the Company have confirmed that the Vendor beneficially owns 100% of the subscribed capital of the Company. The Vendor directly holds (registered) 100% shares of Beijing Keweian Robot Technology Limited, Chongqing Kewei Robot Technology Limited，Hainan Kewei Robot Technology Limited，Tianjin Kewei Robot Technology Limited，Guangxi Kewei Robot Technology Limited，Fuzhou Kewei Robot Technology Limited and 77.97% shares of Shanghai Nanxiao Kewei Intelligent Technology Limited; In addition, the remaining 22.03% shares of Shanghai Nanxiao Kewei Intelligent Technology Limited (hereinafter referred to as “Shanghai Kewei”): Shi Li (shareholding ratio 9.03%) , Li Huiying (shareholding ratio 2%) and Tibet Ruidong Yingniao Investment Partnership (Limited Partnership) (shareholding ratio 1%) have signed the share transfer agreements respectively, and Shanghai Wuming Yuhui Management Consulting Partnership (Limited Partnership) (shareholding ratio 10%) has been signed the share transfer agreement by its managing partner Xiong Yuguo on its behalf (due to the epidemic situation of novel coronavirus in Shanghai, Shanghai Wuming Yuhui Management Consulting Partnership (Limited Partnership) has not been able to use the seal), by which the aforementioned four parties transferred the remaining total 22.03% shares of Shanghai Kewei to the Vendor (due to the epidemic situation of novel coronavirus in Shanghai, the Company has not been able to complete the registration of the relevant transfer of shares).

(C)	截至本协议签署日，卖方同意将其实益拥有的公司100%已认缴股本出售至买方，且买方同意购买公司的 100% 已认缴股本。

(C)	As of the date of this Agreement, The Vendor agrees to sell 100% of the subscribed share capital of the Company beneficially owned by it to the Purchasers, and the Purchasers agrees to purchase 100% of the subscribed share capital of the Companies.

(D)	各方同意根据下述条款签署本协议。

(D)	The Parties hereto agree to sign this Agreement on the terms and conditions hereinafter appearing.

现特此达成协议如下：

NOW IT IS HEREBY AGREED as follows:

1.	定义DEFINITIONS

1.1	在本协议中，除非另有说明或上下文另有要求，否则以下表述应具有与其相对应的含义：

1.1	As used in this Agreement, unless otherwise expressed or required by context, the following expressions shall have the respective meanings set opposite thereto, as follows:

表述 Expression	定义 Meaning
“本协议” Agreement

买方与卖方及公司于2022年5月24日就本次收购签署的《股份买卖协议》(含该协议现时及未来的附表和附件)以及对该等协议的不时修订、增加、补充和调整。

Share Sale and Purchase Agreement dated May 24, 2022, between the Purchasers and the Vendor and the Companies in connection with the Acquisition (including the schedules and attachments thereto now and in the future) and the amendments, additions, supplements and adjustments thereto from time to time

“公司” “Companies”

本协议附表1所列明的七家由卖方直接控股的公司。“公司”视情况可指全部或者每一家，具体视文意要求而定。

The seven companies specified in Schedule 1 hereto which are directly and owned by Vendor. “Companies” may refer to all or each of them, as appropriate, depending on the context.

“各方” “Parties”	买方、卖方和公司的合称。 The Purchasers, the Vendor and the Companies collectively. .
“收购” “Acquisition”

买方/卖方根据本协议的交易安排，购买/出售公司100%已认缴股本，实现买方对公司的控制及管理。

Pursuant to this Agreement, the Purchasers/Vendor purchases/sells 100% of the subscribed share capital of the Companies and realize the control and management of the Companies by the Purchasers.

“出售股份” “Sale Shares”	拟出售给买方的，相等于卖方实益拥有的公司认缴股本100%的股份。 Shares equal to 100% of the subscribed share capital of the Companies beneficially owned by the Vendor to be sold to the Purchasers.
“交割” “Completion”	买方和卖方将于交割日当天完成对出售股份的交割。 Completion of the sale and purchase of the Sale Shares which is to be effected on the Completion Date.

“交割日” “Completion Date”

买方和卖方完成相互送达本协议第5.1条约定的全部条件的交割文件(通过邮件、常规信件或其他由买方和卖方同意的送达方式)当天(直至最后一项文件完成送达或弃权)，或由买方和卖方一致同意的另一天。

the day on which the Purchasers and the Vendor complete the reciprocal delivery of closing documents (by electronic mail, regular mail or any other means mutually agreed upon by the Purchasers and the Vendor) required by Article 5.1 of the Agreement (until the last document is satisfied or waived in accordance with this Agreement), or any other date as the Purchasers and the Vendor may mutually determine.

“或有负债” “Contingent Liability”

公司交割日前的各种原因引起的在公司交割日后，应由公司承担的各种债务或义务。包括但不限于卖方未列入公司账目的负债，或虽列入公司账目，但公司承担的债务大于公司账目列明的数额的部分。

All debts or obligations arising from various causes prior to the Completion Date that are due to the Companies after the Completion Date of the Companies. including, but not limited to, liabilities that are not included in the Companies’ accounts by the Vendor, or that are included in the Companies’ accounts, but for which the Companies assumes a liability greater than the amount stated in the Companies’ accounts.

“科卫云平台” “Kewei Intelligent Cloud Platform”	一款由卖方自主研发的用于运营及管理商用服务机器人产品的在线平台。 A self-developed and online platform created by the Vendor, to be used to operate and manage service robot products
“工作日” “Business Day”	香港上海汇丰银行有限公司于星期六、星期日或公众假期以外的在香港营业的任何日期。 Any day other than a Saturday, Sunday or public holiday on which The Hong Kong and Shanghai Banking Corporation Limited is open for business in Hong Kong.

“HK$”	港元 Hong Kong Dollar
“RMB￥”	人民币元 Ren Min Bi Yuan
“US$”	美元 United States Dollar
“香港” “Hong Kong”	香港特别行政区 The Hong Kong Special Administrative Region
“中国” “China”	中华人民共和国 The People’s Republic of China

1.2	释义

(A)	条款、附件、附表：如提及本协议，应包括本协议的任何附件、附表及本协议的完整协议；如提及条款、附表和附件，应指本协议(完整协议)的条款、附表和附件。

(B)	标题：本协议的各级标题仅为方便阅读而设，标题不影响对本协议内容的解释，本协议具体权利义务的界定及解释，以条款中所述具体内容为准。

(C)	日期：除本协议另有约定外，本协议约定的履行日或履行期间的最后一日为非工作日的，以该等非工作日后的第一个工作日作为履行日或履行期间的最后一日。

(D)	时间：本协议中如提及时间，均指北京时间。

1.2	Interpretation

(A)	Terms, Annexes, Schedules: References to this Agreement shall include any attachments, schedules and the entire agreement hereto, and references to terms, schedules and attachments shall mean the terms, schedules and attachments to this Agreement (the entire agreement).

(B)	Title: The titles of all levels of this Agreement are for convenience of reading only, and the titles do not affect the interpretation of the contents of this Agreement, and the specific rights and obligations of this Agreement shall be defined and interpreted in accordance with the specific contents stated in the terms and conditions.

(C)	Date: Unless otherwise agreed herein, if the last day of the performance date or performance period agreed herein is a non-business day, the first business day following such non-business day shall be the last day of the performance date or performance period.

(D)	Time: All references to time in this Agreement are to Beijing time.

2.	买卖股份SALE AND PURCHASE OF SHARES

2.1	根据本协议条款，卖方作为出售股份的实益拥有人，特此同意出售，且买方特此同意以购买价格购买出售股份，出售股份不附带任何期权、留置权、额外的权利负担或第三方权利负担。

2.1	Subject to the terms and conditions of this Agreement, the Vendor as beneficial owner hereby agrees to sell and the Purchasers hereby agrees to purchase at the Purchase Price, the Sale Shares free from any and all options, liens, charges and encumbrances or third-party rights of whatsoever nature.

2.2	出售股份的权益包括：以股东身份对公司行使控制权、决策权、经营权、管理权等权利；对公司全部(现有及潜在)有形资产、无形资产、经营权利等财产权益享有的股东利益。出售股份所对应公司的资产和权益范围，既包括公司财务记录中体现的资产和权益，也包括虽未在公司财务记录中体现的但在登记上或实质上属于公司的一切资产和权益。

2.2	The interests in the Sale Shares include: the right to exercise control, decision-making, management and administration rights over the Companies as a shareholder; the shareholders' interest in all (existing and potential) tangible assets, intangible assets, operating rights and other property interests of the Companies. The scope of assets and interests of the Companies corresponding to the Sale Shares includes both assets and interests reflected in the Companies’ financial records and all assets and interests that are not reflected in the Companies’ financial records but belong to the Companies in registration or in substance.

2.3	根据公司未来五年(2022年至2026年)预计平均营收估值的1倍，经协商一致，买方和卖方同意出售股份的购买价格总共为21,600,000美元(“购买价格”)，将由买方1交付给卖方(i)等额为购买价格10% 的现金(“现金对价”)以及(ii)等额为购买价格90%的买方1的限制性普通股(“对价股”)。卫安智能有限公司目前在美国纳斯达克市场交易，代码为“GFAI”。就本协议而言，卫安智能有限公司每股单价为2美元。

2.3	Based on one time the estimated average revenue valuation of the Companies for the next five years (2022 to 2026), the Purchasers and the Vendor have agreed by consensus that the purchase price for the Sale Shares shall be the total amount of US$21,600,000 (“Purchase Price”), to be paid by Purchaser I to Vendor comprised of (i) 10% of the Purchase Price to be paid in the form of cash (“Cash Amount”) and (ii) 90% of the Purchase Price to be paid in the form of restricted ordinary shares of Purchaser I (“Consideration Shares”). Guardforce AI Co., Limited is presently listed on the US Nasdaq Markets under the symbol “GFAI”. For purposes of this Agreement, each share of Guardforce AI Co., Limited is valued at US$2.

2.4	各方确认，在本协议签署前，买方1已向卖方支付等额为购买价格10%的现金作为本次收购的预付金。该预付金按如下方法处理：

(A)	按照本协议的约定交割的，在交割日该预付金抵作现金对价，视为买方1完成本协议现金对价的交付；

(B)	因任何原因，如最终交割条件未能成就导致不能交割的，卖方向买方1返还其已支付的全部预付金。

为担保上述约定的返还预付金义务的履行，卖方已将出售股份质押给买方提供质押担保。

2.4	The Parties acknowledge that prior to the signing of this Agreement, Purchaser I has paid to Vendor an amount which equals to 10% of the Purchase Price in cash as a prepayment for the Acquisition. Such prepayment shall be treated as follows:

(A)	If the Completion is made in accordance with this Agreement, such prepayment shall be credited as Cash Amount on the Completion date and shall be deemed to be the completion of Cash Amount hereunder by Purchaser I.

(B)	If, for any reason, the conditions for Completion are not fulfilled resulting in Completion cannot take place eventually, the Vendor shall return to the Purchaser I all the prepayments it has made.

In order to guarantee the performance of the above agreed obligation to return the prepayment, the Vendor has pledged the Sale Shares to the Purchasers to provide pledge security.

3.	商业行为CONDUCT OF BUSINESS

3.1	由本协议日期起至交割日止，公司应(并且卖方应促使公司)：

(A)	在正常业务过程中经营卖方及公司的业务；

(B)	保持卖方及公司的所有财产处于良好状态；

(C)	保护且持续发展卖方及公司的业务、员工、客户、资产及运营。

3.1	Between the date hereof and until the Completion Date, the Companies shall (and the Vendor shall cause the Companies to):

(A)	operate the Vendor’s and the Companies’ business in the ordinary course of business; and

(B)	maintain all properties of the Vendor and the Companies in good working order; and

(C)	maintain the Vendor’s and the Companies’ business and employees, customers, assets and operations as an ongoing concern.

3.2	卖方和公司共同保证，由本协议日期起至交割日止，未经买方同意，公司不得从事下述事项，但为履行本次收购项下约定的相关义务除外：

(A)	不得终止、改变、减少目前的业务；

(B)	不得增加正常经营业务以外的经营及/或投融资活动；

(C)	不得进行任何正常经营业务以外的资产添置或处理等活动；

(D)	不得提供任何形式的担保；

(E)	不得进行任何形式的分红；

(F)	不得进行正常经营业务以外的人事调整以及薪酬调整；

(G)	不得做出任何与公司正常经营管理活动无关的关联方交易及/或资金往来；

(H)	不得擅自增加公司员工；

(I)	不得转让或许可任何第三方使用公司拥有的知识产权；

(J)	不得承担正常经营业务以外的债务；

(K)	不得改变或增加任何福利计划；

(L)	不得对公司资产设置抵押、质押、留置等权利限制；

(M)	不得改变税收/会计方法；

(N)	不得实施其他影响公司正常经营、资产完整及净资产的非经营性行为。

3.2	The Vendor and the Companies jointly warrant that, from the date of this Agreement until the Closing Date, the Companies shall not, without the consent of the Purchasers, do any of the following, except for the purpose of fulfilling the relevant obligations agreed to under this Acquisition:

(A)	Shall not terminate, change or reduce the Companies’ current business;

(B)	Shall not increase the Companies’ business and/or investment and financing activities outside of its normal business operations;

(C)	Shall not carry out any activities such as acquisition or disposal of assets other than normal business operations;

(D)	Shall not provide any form of guarantee;

(E)	Shall not make any form of dividend;

(F)	No personnel adjustment or salary adjustment outside of the normal course of business;

(G)	Shall not make any related party transactions and/or financial exchanges that are not related to the normal business management activities of the Companies;

(H)	No unauthorized increase in the number of employees of the Companies;

(I)	Shall not transfer or license any third party to use the intellectual property owned by the Companies;

(J)	Shall not take on additional debt;

(K)	Shall not change or add any benefit plans;

(L)	Shall not place a mortgage, pledge, lien or other restriction on the rights of the Companies’ assets;

(M)	Shall change tax/accounting methods;

(N)	No other abnormal operating acts that affect the normal operation, asset integrity and net assets of the Companies.

3.3	如果卖方或公司违反了本协议第3.1、3.2条款的有关规定，造成公司损失的，由卖方向公司补偿公司遭受的损失及按同期全国银行间同业拆借中心贷款市场报价利率(LPR)计算的补偿金。

3.3	If the Vendor or the Companies violates the relevant provisions of Article 3.1 or Article 3.2 of this Agreement and causes losses to the Companies, the Vendor shall compensate the Companies for the losses suffered by the Companies and the compensation calculated at the Loan Market Quotation Rates (LPR) of the National Interbank Funding Center for the same period.

4.	知识产权INTELLECTUAL PROPERTY RIGHTS

4.1	至本协议签署日，公司已经拥有的/正在注册的/被授权使用的知识产权(包括但不限于任何商标、版权和专利)，卖方及公司应于交割日将该等知识产权的全部权利、证书及文件移交给买方，并在本协议签署日后不得转让或授权第三方使用前述知识产权。

4.1	For the intellectual property rights (including, but not limited to, any trademarks, copyrights and patents) that the Companies has owned/is registering/is licensed to use as of the date of this Agreement, the Vendor and the Companies shall transfer all rights, certificates and documents with respect to such Intellectual Property Rights to the Purchasers on the Completion Date, and shall not transfer or authorize a third party to use the aforesaid intellectual property rights after the date of this Agreement.

4.2	如本协议第4.1条所述的知识产权存在权利限制(包括但不限于质押、协议担保、授权第三方使用等)，该等限制应于交割日前全部解除。

4.2	If there are restrictions (including, but not limited to, pledge, agreement guarantee, authorization for third party use, etc.) on the rights of the intellectual property rights as described in Article 4.1 of this Agreement, such restrictions shall be fully released before the Completion Date.

4.3	交割日后，买方拥有并且有权使用以公司名义注册的知识产权；卖方及其关联方未经买方同意不得继续使用该等知识产权或者利用该等知识产权获取利益。对于因违反本约定而给买方或公司造成的任何损失，卖方应向买方作出赔偿。

4.3	After the Completion Date, the Purchasers shall own and have the right to use the intellectual property rights registered in the name of the Companies and the Vendor and its affiliates shall not continue to use such intellectual property rights or obtain benefits from such intellectual property rights without the consent of the Purchasers., The Vendor shall compensate Purchasers for any damage caused to the Purchasers or the Companies as a result of any breach of this provision.

5.	交割COMPLETION

5.1	在交割日期完成交割，应满足下列条件：

(A)	卖方应经董事会和/或股东会决议，批准对本协议的签署和履行、批准买方2或买方1指定的其他关联方获得出售股份、批准修改公司组织章程大纲中关于持股详请的描述；

(B)	买方应经董事会决议和/或股东会决议，批准对本协议的签署和履行；

(C)	买方1应根据本协议约定的购买价格，将现金对价、对价股交付至卖方指定账户，卖方应另行签发书面文件至买方1，对卖方的指定账户进行约定；

(D)	买方和卖方应完成由中国政府或有关部门认可的转股登记。

5.1	The Completion shall take place on the Completion Date following:

(A)	The Vendor shall cause a meeting of its board of director(s) and/or shareholder(s) to give effect to the entry into and performance of this Agreement, to approve the Sale Shares to be transferred to the Purchaser II or other related party designated by Purchaser I, and to approve the amendment of the Companies’ Memorandum and Articles of Association with respect to the shareholding details; and

(B)	Each of the Purchasers shall cause a meeting of its board of director(s) and/or shareholder(s) to give effect to the entry into and performance of this Agreement; and

(C)	The Purchaser I shall deliver the payment of the Purchase Price, including Cash Amount and Consideration Shares as set forth above, to the Vendor’s designated account(s), and the Vendor shall separately issue written document(s) to the Purchaser I to designate or adjust the account(s) for receiving the aforesaid payment; and

(D)	The Vendor and the Purchasers shall complete the share transfer registration as required by the China governments or authorities.

5.2	卖方、公司应与买方在交割日或由买方指定的交割日后的日期完成公司全部控制权与经营权交割。卖方、公司应确保将公司以下文件及资料(如有)交付或提供给买方，包括但不限于：公章、财务章、营业执照正副本(公司成立证书)、税务登记证、组织机构代码证、贷款卡、会计账册、公司章程、资产证书、银行账户、公司截至2021年12月31日的财政年度的审计报告、公司知识产权清单(包括但不限于商标、专利、软件著作权、域名等)及所有证书、知识产权转让和许可相关的协议文件、土地申报及缴费批复原始资料、优惠政策批复、董事及股东名册和过往股东会、董事会、监事会记录等所有与公司经营相关的文件。

同时，卖方须将公司的财产、权利、利益等完整移交给买方所占有或控制。

5.2	The Vendor and the Companies shall complete the delivery of all control and operation rights of the Companies to the Purchasers on Completion Date or a date after the Completion Date specified by Purchasers. the Vendor and the Companies shall ensure that the following documents and information (if any) of the Companies are delivered or provided to Purchasers, including but not limited to: official seal, financial seal, original and duplicate business license (certificate of incorporation), tax registration certificate, organization code certificate, loan card, accounting books, articles of incorporation, asset certificate, bank account, Companies’ Fiscal year audit report, list of the Companies’ intellectual property rights (including but not limited to trademarks, patents, software copyrights, domain names, etc.) and all certificates, documents of agreements related to the transfer and licensing of intellectual property rights, original information of land declaration and fee payment approval, approval of preferential policies, register of directors and shareholders and records of past shareholders' meetings, board of directors and supervisory board, and all documents related to the Companies’ operation.

At the same time, the Vendor shall completely handover the property, rights and interests of the Companies to possession or control of the Purchasers.

5.3	卖方、公司应完整披露移交事项并编制一式三份的移交清单，买方、卖方及公司予以签字并盖章确认。

5.3	The Vendor and the Companies shall disclose all the transfer matters and prepare a handover list in triplicate, and the Purchasers, the Vendor and the Companies shall sign and confirm such evidence of the transfer matters under seal.

5.4	交割日前出售股份的权利、义务及风险归属于卖方，交割日后出售股份的权利、义务及风险归属于买方。

5.4	The rights, obligations and risks associated with the Sale Shares prior to the Completion Date shall be vested in the Vendor, and the rights, obligations and risks associated with the Sale Shares after the Completion Date shall be vested in the Purchasers.

5.5	卖方同意，在交割前，买方有权委派若干雇员到公司参与业务运作，具体安排另行商定。

5.5	The Vendor agrees that prior to Completion, the Purchasers shall have the right to assign certain employees to the Companies to participate in the operation of the business, the specific arrangements of which shall be agreed separately.

6.	陈述、保证与承诺REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

6.1	卖方的陈述、保证与承诺

(A)	卖方特此向买方声明、保证并承诺，除本协议已披露信息外，附表 2 中所列的每项保证在本协议日期及交割日时都是真实且准确的。

(B)	卖方违反任何保证或本协议的任何其他条款而直接或间接导致买方或公司遭受或招致的任何损失、损害、成本或费用,卖方应予以赔偿。

(C)	卖方承认(i)买方是根据卖方的保证订立本协议(ii)每项保证均构成单独的保证，并且买方对每次违反任何保证的行为均享有单独的索赔和诉讼权(iii)卖方的保证将在交割完成后继续有效。

6.1	Representations, warranties and undertakings of the Vendor

(A)	The Vendor hereby represents and warrants to and undertakes with the Purchasers that, except as disclosed herein each of the warranties set out in Schedule 2 as at the date hereof and shall be for all times up to and including the Completion Date are true and correct in all respects.

(B)	The Vendor shall indemnify Purchasers or Companies for any loss, damage, cost or expense suffered or incurred directly or indirectly by any breach of any warranty or any other terms of this Agreement.

(C)	The Vendor acknowledges that (i) the Purchasers have entered into this Agreement in reliance upon the Vendor’s warranties, (ii) each of the warranties shall constitute a separate and independent warranty, and the Purchasers shall have a separate claim and right of action in respect of every breach of any of the warranties and (iii) the Vendor’s warranties shall survive Completion.

6.2	买方的陈述、保证 与承诺

(A)	买方符合相关法律规定的购买出售股份的条件，不会因为买方自身条件的限制而影响本次收购所涉法律程序的正常进行。

(B)	签署并履行本协议，不违反相关法律、公司章程、行业监管要求、第三方合同等对买方已经设定的限制和障碍，不涉及侵害任何第三方的利益。

(C)	买方1有足够的资金能力实施本次收购，买方1保证按照本协议的有关约定交付现金对价和对价股。

(D)	在卖方的配合下积极办理完成本次收购涉及的一切手续，包括但不限于修改公司章程、改组董事会、监事会、向有关机关报送有关出售股份变更的文件、接管和经营公司等。

6.2	Representations, warranties and undertakings of the Purchasers

(A)	The Purchasers meets the conditions for the purchase of the Sale Shares as stipulated in the relevant laws and will not let the restrictions of the Purchasers’ own conditions affect the normal conduct of the legal procedures involved in this Acquisition.

(B)	The signing and performance of this Agreement will not violate the restrictions and obstacles already set for the Purchasers by relevant laws, articles of incorporation, industry regulatory requirements, third party contracts, etc., and will not cause infringement of the interests of any third party.

(C)	Purchaser I has sufficient financial capacity to implement the Acquisition, and Purchaser I guarantees to deliver the Cash Amount and Consideration Shares in accordance with this Agreement.

(D)	With the cooperation of the Vendor, actively handle all formalities involved in the completion of the Acquisition, including but not limited to amending the Articles of Incorporation of the Companies, reorganizing the board of directors and the supervisory board of the Companies, filing documents to the relevant authorities regarding the change of Sale Shares, taking over and operating the Companies, etc.

6.3	公司的陈述、保证与承诺

(A)	公司在本次收购过程中，全面配合买方与卖方的股份买卖交易，包括：配合尽职调查，提交文件资料，如实告知公司经营、资产、负债、责任等具体情况，配合股权交割及公司接管等。

(B)	公司向买方披露的全部信息及提供的全部材料，包括但不限于财务情况、资产情况、债权债务情况、生产经营情况、公司工商登记情况等都真实、合法、完整、充分、有效。

(C)	交割日前，卖方及/或公司未按照法律、公司章程规定及本协议约定履行本次收购涉及到的各项配合工作、提交资料等事宜，造成交易终止且买方遭受损失的，卖方与公司应向买方承担连带赔偿责任。

6.3	Representations, warranties and undertakings of the Companies

(A)	In the course of this Acquisition, the Companies will fully cooperate with the transaction of share sale and purchase between the Purchasers and the Vendor, including: cooperating with the due diligence investigation, submitting documents and information, truthfully informing the specific circumstances of the Companies’ operation, assets, liabilities, responsibilities, etc., cooperating with the delivery of equity and the takeover of the Companies, etc.

(B)	All information disclosed and all materials provided by the Companies to the Purchasers, including but not limited to the financial situation, assets, debts and liabilities, production and operation, and business registration of the Companies, are true, legal, complete, adequate and valid.

(C)	If, prior to the Completion Date, the Vendor and/or the Companies fail to perform all the cooperation work and submission materials involved in this Acquisition in accordance with the laws, the provisions of the Articles of Association and the Agreement, resulting in the termination of the Acquisition and the Purchasers suffering losses, the Vendor and the Companies shall be jointly and severally liable to the Purchasers for compensation for such losses.

6.4	买方和卖方同意，买方在完成尽职调查后交割前，有权增加更多的卖方保证条款(以补充协议或附函的方式)。

6.4	The Vendor and the Purchasers agree that the Purchasers shall have the right to add more warranty clauses of the Vendor (by way of supplemental agreement or side letter) after completing the due diligence review before Completion.

7.	交割后事项POST-COMPLETION MATTERS

7.1	卖方同意，向买方提供科卫云平台供免费使用，但买方需自行承担服务器相关费用，买方和卖方保留随时对此进一步协商及调整的权利。

7.1	The Vendor shall provide the Kewei Intelligent Cloud Platform for the Purchasers’ use for free, however, Purchasers shall bear its own cost related to the server, and both the Vendor and Purchasers reserve the rights to further negotiate and adjust this provision from time to time.

7.2	买方不对交割日前公司账目中未反映的税收和负债(含或有负债、担保)承担责任。若公司因为处理交割日前已存在的任何问题或事项而承担任何责任及/或产生任何损失和支出，包括但不限于债权、债务、纠纷、诉讼、仲裁、政府处罚、补交款等，则前述损失和支出均由卖方承担。

7.2	The Purchasers shall not be liable for taxes and liabilities (including Contingent Liabilities and guarantees) that are not reflected in the Companies’ accounts prior to the Completion Date. If the Companies incurs any liability and/or incurs any losses and expenses as a result of dealing with any problems or matters existing prior to the Completion Date, including but not limited to claims, debts, disputes, litigation, arbitration, governmental penalties, back payments, etc., the aforementioned losses and expenses shall be borne by the Vendor and reimbursed to Purchasers if paid by Purchasers.

8.	协议的独立性INDEPENDENCE of AGREEMENT

8.1	针对每家公司，本协议构成买方与卖方及该公司之间的独立股份买卖协议，买卖双方就一家具体公司股份买卖发生部分或整体纠纷(包括但不限于主张违约责任、终止协议、协议无效等)的，不影响本协议完整内容对其他公司股份买卖的继续有效和履行等。

8.1	For each of the Companies, this Agreement constitutes a separate share sale and purchase agreement between the Purchasers and the Vendor and each of the Companies, and any dispute between the Purchasers and the Vendor regarding the sale and purchase of shares of a specific one of the Companies in part or in whole (including, but not limited, claiming liability for breach of this Agreement, termination of this Agreement, invalidity of this Agreement, etc.) shall not affect the continued validity and performance of this Agreement in its entirety with respect to the sale and purchase of shares of any other Companies.

9.	可分割性SEVERABILITY

9.1	如果本协议的任何一项或多项条款在任何方面无效、非法、不可执行或无法履行，则本协议其余条款的有效性、合法性、可执行性不应因此受到任何影响或损害。

9.1	If at any time any one or more provisions hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect, the validity, legality, enforceability or performance of the remaining provisions hereof shall not thereby in any way be affected or impaired.

10.	不弃权NO WAIVER

10.1	任何一方未能或延迟行使本协议项下或根据本协议取得的法律规定的任何权利或补救，该等情况的出现将不构成对该等权利或补救的实质性损害，也不构成或视为对该类权利或补救的弃权或变更，不得妨碍在以后的任何时候对该类权利或补救的行使。

10.1	The failure or delay of each party to exercise any right or remedy under this Agreement or under the law acquired hereunder shall not constitute a material impairment of such right or remedy, nor shall such failure or delay constitute or be deemed a waiver or modification of such right or remedy, and shall not prevent the exercise of such right or remedy at any subsequent time.

10.2	单项行使或部分行使任何该类权利或补救不得妨碍对该类权利或补救的任何其他的或进一步的行使或对任何其他权利或补救的行使。

10.2	No single exercise or partial exercise of any such right or remedy shall preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

10.3	各方在本协议项下或根据本协议可获得的权利和补救是累积的，可以在该一方认为适当的情况下行使，且是对其在法律规定下的权利和补救的补充。

10.3	The available rights and remedies of the Parties under or pursuant to this Agreement are cumulative and may be exercised as such party deems appropriate and are in addition to its rights and remedies under law.

11.	完整性ENTIRE AGREEMENT

11.1	本协议及其附件、附表、补充协议、备忘录等为实现本次收购的全部交易文件构成完整协议。

11.1	This Agreement and all of the transaction documents, including the exhibits, schedules, supplements, and memorandums, for the purpose of effecting the Acquisition constitute the entire agreement.

11.2	本协议构成各方之间就本协议项下的出售股份买卖达成的完整协议和共识，并取代之前所有与之相关的无论是以口头、书面或其他方式达成的提议、陈述、谅解备忘录、保证、协议、承诺。

11.2	This Agreement constitutes the entire agreement and understanding between the Parties hereto in connection with the sale and purchase of the Sale Shares under this Agreement and supersedes all previous proposals, representations, understanding, warranties, agreements or undertakings relating thereto whether oral, written or otherwise.

12.	保密CONFIDENTIALITY

12.1	本次收购中，买方与卖方对所了解的全部资料和信息，包括但不限于买方、卖方以及公司的经营情况、财务情况、商业秘密、技术秘密等全部情况，本协议所列的签约各方均有义务予以相互保密，除非法律有明确规定或司法机关强制要求，任何一方不得对外公开或使用。

12.1	In this Acquisition, the Purchasers and the Vendor shall be obliged to keep all materials and information known to the Purchasers and the Vendor, including but not limited to the operation, financial situation, trade secrets and technical secrets of the Purchasers, the Vendor and the Companies, confidential to each other, and each party shall disclose or use them to the public except as expressly required by law or compelled by judicial authorities.

12.2	任何一方违反保密义务，对该秘密拥有者造成经济或信誉损失的，违反保密义务的一方应当予以赔偿。

12.2	If any party violates the obligation of confidentiality and causes economic or reputation loss to the owner of the secret, the party who violates the obligation of confidentiality shall compensate the non-breaching party(ies).

13.	成本和费用COSTS AND EXPENSES

14.1	各方应自行承担其准备和完成本协议以及与此有关的任何其他文件和与本次收购有关的法律和专业费用、交易税款、成本和费用。

13.1	The Parties hereto shall bear their own legal and professional fees, transaction tax, costs and expenses in the preparation and completion of this Agreement, and any other documents in relation thereto and in connection with the sale and purchase as set forth herein.

14.	成立及生效ESTABLISHMENT AND ENTRY INTO FORCE

14.1	本协议经各方法人的法定代表人(或授权代表)签字并加盖法人公章之日起成立并生效。

14.1	This Agreement is established and entry into force on the date when it is signed by the legal representative (or authorized representative) of each party and sealed with the official seal of the legal person.

15.	协议的终止TERMINATION OF AGREEMENT

15.1	终止事件

在下列情形下，任何一方均可以按照第15.2条款规定通知另一方终止本协议：

(A)	另一方违反了本协议的条件、陈述、保证或任何其他条款，且该等违约的结果是严重的，或者无法补救的，或者可以补救但却在守约一方发出通知要求补救后三十天内仍未补救；或

(B)	另一方停止或暂停或威胁暂停支付其全部或大部分债务，或者没有能力偿还到期债务；或

(C)	另一方停止或威胁停止进行其所有或大部分业务；或

(D)	任何人(包括相关合同一方)采取与另一方的行政接管、清算或破产有关的任何措施；或

(E)	对另一方的全部或实质性部分的财产或业务采取了任何强制性执行担保的措施，或者启动了扣押、执行或其他类似程序，包括但不限于接管人、行政接管人、破产信托人或其他类似人员；或

(F)	发生任何事情或情形，而根据相关有管辖权的区域所适用的法律，该等事件或情形和上述第(D)、(E)两项中所列的终止事件具有相似或相同的效果。

财务报表基准日(2021年12月31日)后，公司不存在重大不利影响致使公司产生基准日财务报表所列之外的重大负债(含未披露负债)和亏损，足以影响买方本次收购目的的实现，否则买方有权终止本协议。

15.1	Termination Events

Any party may terminate this Agreement by notice to the other party as provided in Article 15.2 if:

(A)	the other party breaches a condition, representation, warranty or any other provision of this Agreement and the result of such breach is material or irremediable, or is remediable but remains unremediated for a period of thirty (30) days after the non-breaching party has given notice requiring such remedy; or

(B)	the other party ceases or suspends or threatens to suspend payment of all or a substantial part of its debts or is unable to pay its debts as they become due; or

(C)	the other party ceases or threatens to cease to carry on all or a substantial part of its business; or

(D)	any person (including a party to the relevant contract) takes any action in connection with the administrative receivership, liquidation or bankruptcy of the other party; or

(E)	the taking of any measures to enforce security or the commencement of an attachment, execution or other similar proceeding against all or a substantial part of the property or business of the other party, including, but not limited to, a receiver, administrative receiver, trustee in bankruptcy or other similar person; or

(F)	the occurrence of any event or circumstance which, under the applicable law of the relevant jurisdiction, has a similar or identical effect to the termination events listed in (D) and (E) above.

After the Base Date (December 31, 2021), there is no Material Adverse Effect on any of the Companies that causes any of the Companies to incur material liabilities (including undisclosed liabilities) and losses other than those listed in the financial statements as of the Base Date, sufficient to affect the achievement of the purpose of this Acquisition by the Purchasers, otherwise the Purchasers have the right to terminate this Agreement.

15.2	终止事件的通知

(A)	如果发生影响一方的终止事件，或者发生任何很可能引发终止事件的事件或情形，则该方应及时通知另一方。

(B)	主张终止权利的任何一方，应当在终止事件或情形发生时通知另一方。

15.2	Notice of Termination Event

(A)	Any party shall promptly notify the other party of the occurrence of a termination event affecting that party, or of any event or circumstance that is likely to trigger a termination event.

(B)	Any party asserting a termination right shall notify the other party upon the occurrence of a Termination Event or circumstance.

16.	违约责任LIABILITY FOR BREACH OF CONTRACT

16.1	本协议签订并生效后，除不可抗力以外，任何一方存在虚假不实陈述的情形及/或违反其在本协议(含附件)及/或其与本协议相对方所签署的其他协议(如有)项下的声明、承诺、保证，不履行其在本协议(含附件)及/或其与本协议相对方所签署的其他协议(如有)项下的任何责任与义务，即构成违约。违约方应当根据守约方的要求继续履行义务、采取补救措施或向守约方支付全面和足额的赔偿金。

16.1	After this Agreement is signed and becomes effective, except for force majeure, any party who makes false misrepresentations and/or breaches its representations, undertakings or warranties under this Agreement (including the Annexes) and/or other agreements (if any) entered into between it and the other party hereto, or who fails to perform any of its duties and obligations under this Agreement (including the Annexes) and/or other agreements (if any) entered into between it and the other party hereto, shall be in default. shall constitute a breach of contract. The defaulting party shall continue to perform its obligations, take remedial measures or pay full and complete compensation to the defaulting party upon the request of the defaulting party.

16.2	前款赔偿金包括直接损失和间接损失的赔偿，包括但不限于守约方为本次收购而发生的审计费用、评估费用、财务顾问费用、律师费用、差旅费用以及本协议所约定的违约赔偿金等。支付赔偿金并不影响守约方要求违约方继续履行本协议或解除本协议的权利。

16.2	The compensation in the preceding paragraph includes compensation for direct and indirect losses, including but not limited to audit fees, appraisal fees, financial advisory fees, attorney's fees, travel expenses and liquidated damages as agreed in this Agreement incurred by the Defaulting Party for this Acquisition. The payment of compensation shall not affect the right of the defaulting party to request the defaulting party to continue to perform this Agreement or to terminate this Agreement.

16.3	若买方根据本协议约定解除/终止本协议的，则卖方应当在收到买方发出的书面通知书后5个工作日内向买方退还买方已经支付的全部现金对价、对价股并按照合同约定支付违约赔偿金(如适用)，且每一方均应采取一切必要或适当之行动，使本次收购恢复到本协议签署前之状态。买方应当在收到卖方退还的其已经支付的全部交易价款以及卖方、公司根据本协议应当支付的全部违约赔偿金(如适用)后5个工作日内，配合公司及卖方办理出售股份转回至卖方名下的变更登记手续。

16.3	If the Purchasers dissolve/terminate this Agreement in accordance with this Agreement, the Vendor shall refund to the Purchasers all Cash Amount, Consideration Shares it has paid and liquidated damages (if applicable) in accordance with the contract within 5 business days after receiving a written notice from the Purchasers, and each party shall take all necessary or appropriate actions to restore the Acquisition to the status prior to the signing of this Agreement. The Purchasers shall cooperate with the Companies and the Vendor in the registration of the change of the transfer of the Sale Shares back to the name of the Vendor within 5 business days after receiving the refund of the full transaction price paid by the Vendor and the full liquidated damages (if applicable) payable by the Vendor and the Companies under this Agreement.

16.4	除本协议另有约定外，任何一方因本协议约定的条款产生支付款项义务，而该等付款义务未在约定期间内履行完毕的，则违约方应在逾期期间每天按逾期未支付价款的1‰向守约方支付逾期赔偿金。

16.4	Unless otherwise agreed herein, if either party becomes obligated to make payments as a result of the terms agreed herein and such payment obligations are not fulfilled within the agreed period, the defaulting party shall pay the defaulting party late compensation at 1n of the overdue price per day for the overdue period.

16.5	同一事项或/及不同事项，导致本协议不同条款约定的责任(包括但不限于主义务、违约金、补偿款及费用等)重叠的，权利方有权主张该等条款约定的所有累积权利。

16.5	In the event that the same matter or/and different matters result in overlapping liabilities (including but not limited to principal obligations, liquidated damages, compensation payments and expenses, etc.) as agreed in different provisions of this Agreement, the entitled party shall be entitled to claim all cumulative rights as agreed in such provisions.

17.	法律适用及争议解决GOVERNING LAW AND DISPUTE RESOLUTION

17.1	本协议受香港法律管辖并按其解释。因本协议引起或与本协议有关的所有争议均由香港法院管辖。

17.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. All disputes arising from or in connection with this Agreement shall be under the jurisdiction of Hong Kong courts.

18.	通知NOTICES

18.1	根据本协议允许或要求提供的所有通知、请求、报告和其他通信应通过信件或电子邮件的方式对书面通知进行有效送达。

18.1	All notices, requests, reports and other communications permitted or required to be given under this Agreement shall be deemed validly served by written notices via mails or electronic mails.

18.2	做出或发出任何通知、函件或文件，如以邮寄或特快专递方式送达，应以回执上注明的日期为送达日期；如以电子邮件方式送达，则在所发出电子邮件已进入收件人邮箱服务器时为送达。

18.2	The date of service of any notice, communication or document given or issued shall be the date stated on the return receipt if served by post or courier or, if served by email, when the email sent has reached the recipient’s email server.

18.3	除非一方收到其他方更改地址的书面通知，所有的通知和书面通讯应送至各方下述通讯地址：

18.3	Unless a party receives written notice of a change of address from another party, all notices and written communications shall be sent to the parties’ mailing addresses as follows:

(A)	深圳科卫机器人科技有限公司/Shenzhen Kewei Robot Technology Co., Limited

地址/Address：中国深圳市南山区沙河街道侨香路4068号智慧广场C栋2楼201/ Room 201, 2/F, Block C, Zhihui Plaza, Qiaoxiang Road 4068, Shahe Street, Nanshan, Shenzhen, China

联系人/Contact Person：涂静一/Jingyi Tu

 电话号码/Phone Number：+86 188 6180 2708

电子邮箱/E-mail：jingyi.tu@szkwrobot.com

(B)	卫安智能有限公司/Guardforce AI Co., Limited

地址/Address：香港九龙红磡鹤园东街3号卫安中心5楼01室/Unit 01, 5/F., Guardforce Center, No.3 Hok Yuen Street East, Hung Hom, Kowloon, Hongkong

联系人/Contact Person：王蕾/Lei Wang

电话号码/Phone Number：+86 135 0966 7691

电子邮箱/E-mail：olivia.wang@guardforceai.com

(C)	卫安智能机器人服务(深圳)有限公司/Guardforce AI Robot Service (Shenzhen) Co., Limited

地址/Address：中国深圳市南山区南头街道大汪山社区桃园东路1号西海明珠花园F座2016-3/2016-3, Block F, West Ocean Pearl Garden, No. 1 Taoyuan East Road, Dawangshan Community, Nantou Street, Nantou District, Shenzhen, China

联系人/Contact Person：王蕾/Lei Wang

电话号码/Phone Number：+86 135 0966 7691

电子邮箱/E-mail：olivia.wang@guardforceai.com

(D)	公司/The Companies

地址/Address：中国深圳市南山区沙河街道侨香路4068号智慧广场C栋2楼201/ Room 201, 2/F, Block C, Zhihui Plaza, Qiaoxiang Road 4068, Shahe Street, Nanshan, Shenzhen, China

联系人/Contact Person：涂静一/Jingyi Tu

电话号码/Phone Number：+86 188 6180 2708

电子邮箱/E-mail：jingyi.tu@szkwrobot.com

19.	其他MISCELLANEOUS

19.1	各方确认，若根据中国企业登记部门的要求需签署符合其格式要求的股份买卖协议的(下称“企业登记版本协议”)，企业登记版本协议仅用于办理转股登记手续，企业登记版本协议与本协议约定不一致的或未约定的，均以本协议为准。

19.1	The Parties acknowledge that if they are required to sign a share sale and purchase agreement in the form required by the China corporate registration authorities (hereinafter referred to as "Corporate Registration Version Agreement"), the Corporate Registration Version Agreement shall only be used for the registration of the transfer of Sale Shares, and in the event of any inconsistency between the Corporate Registration Version Agreement and this Agreement or any failure to do so, this Agreement shall prevail.

19.2	本协议以中英文起草，如有歧义，以中文版本为准。

19.2	This Agreement is drafted in English and Chinese, if any ambiguity arises, the Chinese version shall prevail.

19.3	本协议壹式叁份，每份具有同等法律效力。

19.3	This Agreement shall be executed in three copies and have the same legal effect.

19.4	本协议签署后，本协议所赖以存在的客观情况发生变化，需要对本协议进行调整、修订或补充的，由本协议签署各方另行达成书面补充协议。

19.4	If, after the signing of this Agreement, the objective circumstances on which this Agreement is based change and it is necessary to adjust, amend or supplement this Agreement, the Parties to this Agreement shall reach a separate mutually agreed written supplemental agreement.

20.	附件及附表ANNEXES AND SCHEDULES

20.1	附表1：公司详情

20.1	Schedule I: Companies Details

20.2	附表2：卖方的保证

20.2	Schedule II: Warranties of the Vendor

(签名页如下)

(Signature page to follow)

本协议各方已于本协议首页规定的日期签署本协议：

AS WITNESS whereof the Parties hereto have signed this Agreement on the date set forth on the first page of this Agreement.

卖方/VENDOR：

深圳科卫机器人科技有限公司/Shenzhen Kewei Robot Technology Co., Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：首席执行官/Chief Executive Officer

买方/PURCHASERS：

卫安智能有限公司/Guardforce AI Co., Limited

授权代表人/Authorized Representative：

姓名/Name：王蕾/Wang Lei

职务/Title：首席执行官/Chief Executive Officer

卫安智能机器人服务(深圳)有限公司/Guardforce AI Robot Service (Shenzhen) Co., Limited

授权代表人/Authorized Representative：

姓名/Name：王蕾/Wang Lei

职务/Title：法定代表人/Legal Representative

公司/The Companies：

1北京科卫安机器人技术有限公司/ Beijing Keweian Robot Technology Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：授权代表人/Authorized Representative

2重庆科卫机器人技术有限公司/ Chongqing Kewei Robot Technology Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：授权代表人/Authorized Representative

3海南科卫机器人科技有限公司/ Hainan Kewei Robot Technology Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：授权代表人/Authorized Representative

4天津科卫机器人科技有限公司/ Tianjin Kewei Robot Technology Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：授权代表人/Authorized Representative

5广西科卫机器人科技有限公司/ Guangxi Kewei Robot Technology Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：授权代表人/Authorized Representative

6福州科卫机器人科技有限公司/ Fuzhou Kewei Robot Technology Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：授权代表人/Authorized Representative

7上海南晓科卫智能科技有限公司/ Shanghai Nanxiao Kewei Intelligent Technology Limited

授权代表人/Authorized Representative：

姓名/Name：涂静一/Tu Jingyi

职务/Title：授权代表人/Authorized Representative

附表 1

SCHEDULE I

公司详情

PARTICULARS OF THE COMPANIES

1.	北京科卫安机器人技术有限公司

1.	Beijing Keweian Robot Technology Limited

公司名称 Company Name	北京科卫安机器人技术有限公司 Beijing Keweian Robot Technology Limited
公司注册编号 Company No.	91110102MA01FT0L0T
注册地 Place of Incorporation	中国北京 Beijing, China
注册日期 Date of Incorporation	2018年11月23日 November 23, 2018
注册地址 Registered Address	北京市朝阳区望京街10号院2号楼10层1001内03室 Room 03, 1001, 10/F, Building 2, No.10 Wangjing Street, Chaoyang District, Beijing
认缴资本 Subscribed Capital	RMB￥3,000,000
股东 Shareholder	深圳科卫机器人科技有限公司认缴100%出资 Shenzhen Kewei Robot Technology Co., Limited holds 100% subscribed capital
法定代表人 Legal Representative	贾林 Lin Jia

2.	重庆科卫机器人技术有限公司

2.	Chongqing Kewei Robot Technology Limited

公司名称 Company Name	重庆科卫机器人技术有限公司 Chongqing Kewei Robot Technology Limited
公司注册编号 Company No.	91500107MA608N8B5W
注册地 Place of Incorporation	中国重庆 Chongqing, China
注册日期 Date of Incorporation	2019年1月29日 January 29, 2019
注册地址 Registered Address	重庆市九龙坡区杨正街68号2幢1503 1503, Building 2, No.68 Yangzheng Street, Jiulongpo District, Chongqing
认缴资本 Subscribed Capital	RMB￥3,000,000
股东 Shareholder	深圳科卫机器人科技有限公司认缴100%出资 Shenzhen Kewei Robot Technology Co., Limited holds 100% subscribed capital
法定代表人 Legal Representative	贾林 Lin Jia

3.	海南科卫机器人科技有限公司

3.	Hainan Kewei Robot Technology Limited

公司名称 Company Name	海南科卫机器人科技有限公司 Hainan Kewei Robot Technology Limited
公司注册编号 Company No.	91460000MA5TMAJU6U
注册地 Place of Incorporation	中国海口 Haikou, China
注册日期 Date of Incorporation	2020年8月14日 August 14, 2020
注册地址 Registered Address	海南省海口市龙华区金贸街道海滨大道117号海南滨海国际金融中心B座1603 1603, Block B, Hainan Binhai International Finance Center, No. 117, Binhai Avenue, Jinmao Street, Longhua District, Haikou City, Hainan Province
认缴资本 Subscribed Capital	RMB￥3,000,000
股东 Shareholder	深圳科卫机器人科技有限公司认缴100%出资 Shenzhen Kewei Robot Technology Co., Limited holds 100% subscribed capital
法定代表人 Legal Representative	贾林 Lin Jia

4.	天津科卫机器人科技有限公司

4.	Tianjin Kewei Robot Technology Limited

公司名称 Company Name	天津科卫机器人科技有限公司 Tianjin Kewei Robot Technology Limited
公司注册编号 Company No.	91120101MA074Y2M04
注册地 Place of Incorporation	中国天津 TianJin, China
注册日期 Date of Incorporation	2020年9月18日 September 18, 2020
注册地址 Registered Address	天津市和平区南营门街道南京路与贵阳路交口东南侧环贸商务中心-2-2903 Huanmao Business Center-2-2903, southeast of the intersection of Nanjing Road and Guiyang Road, Nanyingmen Street, Heping District, Tianjin
认缴资本 Subscribed Capital	RMB￥3,000,000
股东 Shareholder	深圳科卫机器人科技有限公司认缴100%出资 Shenzhen Kewei Robot Technology Co., Limited holds 100% subscribed capital
法定代表人 Legal Representative	贾林 Lin Jia

5.	广西科卫机器人科技有限公司

5.	Guangxi Kewei Robot Technology Limited

公司名称 Company Name	广西科卫机器人科技有限公司 Guangxi Kewei Robot Technology Limited
公司注册编号 Company No.	91450108MA5PX6GC5U
注册地 Place of Incorporation	中国南宁 Nanning, China
注册日期 Date of Incorporation	2020年9月23日 September 23, 2020
注册地址 Registered Address	中国(广西)自由贸易试验区南宁片区五象大道403号富雅国际金融中心G1栋二十五层2508号 No. 2508, 25th Floor, Building G1, Fuya International Financial Center, No. 403 Wuxiang Avenue, Nanning Pilot Free Trade Zone, China (Guangxi)
认缴资本 Subscribed Capital	RMB￥3,000,000
股东 Shareholder	深圳科卫机器人科技有限公司认缴100%出资 Shenzhen Kewei Robot Technology Co., Limited holds 100% subscribed capital
法定代表人 Legal Representative	贾林 Lin Jia

6.	福州科卫机器人科技有限公司

6.	Fuzhou Kewei Robot Technology Limited

公司名称 Company Name	福州科卫机器人科技有限公司 Fuzhou Kewei Robot Technology Limited
公司注册编号 Company No.	91350103MA3506Q92J
注册地 Place of Incorporation	中国福州 Fuzhou, China
注册日期 Date of Incorporation	2020年11月3日 November 3, 2020
注册地址 Registered Address	福建省福州市台江区鳌峰街道光明南路1号升龙大厦办公主楼7层10单元 Unit 10, 7F, Office Main Building, Shenglong Building, No.1 Guangming South Road, Aofeng Street, Taijiang District, Fuzhou City, Fujian Province
认缴资本 Subscribed Capital	RMB￥3,000,000
股东 Shareholder	深圳科卫机器人科技有限公司认缴100%出资 Shenzhen Kewei Robot Technology Co., Limited holds 100% subscribed capital
法定代表人 Legal Representative	贾林 Lin Jia

7.	上海南晓科卫智能科技有限公司

7.	Shanghai Nanxiao Kewei Intelligent Technology Limited

公司名称 Company Name	上海南晓科卫智能科技有限公司 Shanghai Nanxiao Kewei Intelligent Technology Limited
公司注册编号 Company No.	1310114MA1GW1EE47
注册地 Place of Incorporation	中国上海 Shanghai, China
注册日期 Date of Incorporation	2018年11月13日 November 13, 2018
注册地址 Registered Address	上海市嘉定区真新街道金沙江路3131号5幢JT1105室 Room JT1105, Building 5, No.3131 Jinshajiang Road, Zhenxin Street, Jiading District, Shanghai
认缴资本 Subscribed Capital	MB￥5,000,000
股东 Shareholder

截至本协议签署日，深圳科卫及上海科卫均确认深圳科卫是上海科卫100%股份的实益拥有人。深圳科卫经登记的认缴出资比例为77.97%；并且，上海科卫剩余22.03%股份：史立(认缴9.03%出资)、李惠英(认缴2%出资)、西藏瑞东鹰鸟投资合伙企业(有限合伙)(认缴1%出资)已分别签署股权转让协议以及股东上海伍铭钰慧管理咨询合伙企业(有限合伙)(持股比例10%)已由其执行事务合伙人熊预国代表其签署(因上海新冠疫情原因上海伍铭钰慧管理咨询合伙企业(有限合伙)暂未能用印)股权转让协议，将上海科卫的剩余共计22.03%股份转让给深圳科卫(因上海新冠疫情原因暂未能完成剩余22.03%股份相关的转股登记)。

As of the date of this Agreement, both Shenzhen Kewei and the Company have confirmed that the Shenzhen Kewei beneficially owns 100% of the subscribed capital of the Company. Shenzhen Kewei directly holds (registered) 77.97% shares of Shanghai Kewei; In addition, the remaining 22.03% shares of Shanghai Kewei: Shi Li (shareholding ratio 9.03%) , Li Huiying (shareholding ratio 2%) and Tibet Ruidong Yingniao Investment Partnership (Limited Partnership) (shareholding ratio 1%) have signed the share transfer agreements respectively, and Shanghai Wuming Yuhui Management Consulting Partnership (Limited Partnership) (shareholding ratio 10%) has been signed the share transfer agreement by its managing partner Xiong Yuguo on its behalf (due to the epidemic situation of novel coronavirus in Shanghai, Shanghai Wuming Yuhui Management Consulting Partnership (Limited Partnership) has not been able to use the seal), by which the aforementioned four parties transferred the remaining total 22.03% shares of Shanghai Kewei to the Vendor (due to the epidemic situation of novel coronavirus in Shanghai, the Company has not been able to complete the registration of the relevant transfer of shares).

法定代表人 Legal Representative	徐尚鹏 Xu Shangpeng

附表 2

SCHEDULE II

卖方的保证

WARRANTIES OF THE VENDOR

卖方特此向买方陈述和保证，在本附表2 中列出的或本协议中以其他方式包含的所有陈述，在本协议日期时及截至交割日时存在的事实是真实且准确的。

The Vendor hereby represents and warrants to the Purchasers that all representations and statements set out in this Schedule II or otherwise contained in this Agreement are and will be true and accurate as at the date hereof and as of the date of Completion with reference to the facts and circumstances subsisting at such time.

1.	综述General

1.1	卖方已获所有必要的同意和批准，以签署本协议并行使其权利和履行其在本协议项下的义务。

1.1	The Vendor has full power and authority, and has obtained all necessary consents and approvals, to enter into this Agreement and to exercise his rights and perform his obligations hereunder.

1.2	卖方对本协议的执行、交付和履行在任何方面都不会且不应违反以下任何规定：

(A)	中国的任何政府当局、机构或法院的任何法律或法规或任何命令或法令；

(B)	卖方的注册性文件；或者

(C)	卖方或公司为一方或对其或其任何资产具有约束力的任何协议或其他承诺。

1.2	The execution, delivery and performance of this Agreement by the Vendor does not and shall not violate in any respect any provision of:

(A)	any law or regulation or any order or decree of any governmental authority, agency or court of China;

(B)	the laws and documents incorporating and constituting the Vendor; or

(C)	any agreement or other undertaking to which the Vendor or the Companies is a party or which is binding upon it or any of its assets.

1.3	由或代表卖方或公司提供给买方或其任何代表的所有信息在提供时和在本协议日期在所有方面都是真实、完整和准确的。

1.3	All information given by or on behalf of the Vendor or the Companies to the Purchasers or any of their representatives was when given and is at the date of this Agreement true, complete and accurate in all respects.

1.4	未与任何第三方签署任何形式的法律文件、或采取任何其他方式对出售股份及/或公司的资产和信誉进行任何未经买方书面确认的处置，该处置包括但不限于转让、委托管理、让渡附属于公司的全部或部分权利。

1.4	No legal document of any kind has been signed with any third party or any other disposition has been made of the Sale Shares and/or the assets and creditworthiness of the Companies without the written confirmation of the Purchasers, such disposition including but not limited to the transfer, delegation of management, assignment of all or part of the rights attached to the Companies.

2.	出售股份SALE SHARES

2.1	出售股份占公司已认缴股本的100%。

2.1	The Sale Shares represent 100% of the subscribed share capital of the Companies.

2.2	出售股份由卖方合法实益拥有，不存在任何性质的任何留置权、索赔、股权、费用、产权负担或第三方权利负担。

2.2	The Sale Shares are legally and beneficially owned by the Vendor free from all liens, claims, equities, charges, encumbrances or third-party rights of whatsoever nature.

2.3	出售股份不存在任何尚未行使的期权、认股权证或其他证券，或者可转换为或可交换为或可行使为公司的任何股本或其他股权或投票权的认购权、优先权或其他权利，也不存在与公司有关的“虚拟股票”权利、股票增值权或其他类似权利。

2.3	There are no outstanding options, warrants or other securities or subscription, preemptive or other rights convertible into or exchangeable or exercisable for any shares of capital stock or other equity or voting interests of the Companies and there are no “phantom stock” rights, stock appreciation rights or other similar rights with respect to the Companies.

2.4	出售股份符合中国法律规定的可转让条件，公司的章程、股东会决议、董事会决议、签署的合同文件及其他法律文件中不存在对出售股份转让进行限制的内容。

2.4	The Sale Shares comply with the conditions of transferability under law of China, and there are no restrictions on the transfer of the Sale Shares in the Companies’ articles of association, resolutions of shareholders' meetings, resolutions of the board of directors, signed contractual documents and any other legal documents.

3.	合法COMPLIANCE WITH LAWS

3.1	公司已经并且仍然按照中国所有适用的法律法规有效地注册或成立，并且没有实施任何犯罪、非法或非法行为。不存在任何现存的或潜在的被注销、吊销、解散、清算等的事实或风险，且不存在任何卖方向买方披露之外的影响公司可持续经营的事实或风险。

3.1	The Companies have been and remain validly incorporated or established in accordance with all applicable laws and regulations of China and have not committed any criminal, illegal or unlawful act.

3.2	公司认缴的所有股份、债权证或其他证券仍然有效。

3.1	All shares, debentures or other securities issued or allotted by the Companies have been and remain validly issued or allotted.

3.3	截至本协议签署日，不存在因卖方及公司的行为而造成公司经营权利、政府许可、批准等授权性文件失效的潜在情形或其他任何影响公司经营权合法存续的瑕疵。

3.3	As of the date of this Agreement, there are no potential situations where the Companies’ operating rights, governmental permits, approvals and other authorizing documents are invalidated or any other defects that affect the legal survival of the Companies’ operating rights due to the actions of the Vendor and the Companies.

4.	税收TAXATION

4.1	公司已遵守与税务登记或通知有关的所有相关法律要求。

4.1	The Companies have complied with all relevant legal requirements relating to registration or notification for Taxation purposes.

4.2	公司所有必要的税款都已支付，而且据卖方和公司所知，没有针对任何一家公司的审计正在进行。

4.2	All required taxes of the Companies have been paid, and to the Vendor's and Companies' knowledge there is no audit pending against any of the Companies.

5.	诉讼LITIGATION

5.1	除已向买方披露的情况外，公司不是任何诉讼、仲裁、起诉、争议、调查或任何其他法律或合同程序的一方。

5.1	Except as disclosed to Purchasers, none of the Companies is a party to any action, arbitration, suit, dispute, investigation or any other legal or contractual proceeding.

5.2	公司没有受到威胁或正在进行诉讼的程序，也没有针对公司或公司可能承担转承责任的任何人的程序。

5.2	No proceedings are threatened or pending either by or against the Companies against any person for whose acts or defaults the Companies may be vicariously liable.

6.	交割前的业务经营BUSINESS OPERATION PRIOR TO COMPLETION

6.1	公司以正常方式开展业务，以保持持续经营。

6.1	The Companies has carried on its business in the ordinary course, including so as to maintain the same as a going concern.

7.	合同及承诺CONTRACTS AND COMMITMENTS

7.1	公司没有违反其作为一方的任何契据、协议、合同或承诺，也没有就其作为一方的任何先前的契约、协议或承诺承担未决责任。

7.1	None of the Companies is in breach of any deed, agreement, contract or undertaking to which it is a party, nor does it have any outstanding actual or contingent liability in respect of any previous deeds, agreements or undertakings to which it is or has been a party.

8.	清偿能力SOLVENCY

8.1	公司具有偿付能力，能够在债务到期时偿还债务，且公司总资产高于总负债。

8.1	Each of the Companies is solvent and able to pay its debts as they fall due and has assets of greater value than its liabilities.

8.2	没有就公司清盘发出命令或提出请愿书或通过决议，也没有对公司施加任何压力、执行或其他程序或采取行动收回公司拥有的财产。

8.2	No order has been made or petition presented or resolution passed for the winding up of the Companies, nor has any distress, execution or other process been levied against the Companies or action taken to repossess goods in the possession of the Companies.

9.	保密性CONFIDENTIAL INFORMATION

9.1	卖方或公司未发现任何滥用属于第三方的机密信息的情况。

9.1	None of the Vendor or the Companies is aware of any misuse of confidential information belonging to a third party.

9.2	没有向任何第三方披露公司的机密信息。

9.2	There has not been any disclosure of Companies’ confidential information to any third party.